UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 25, 2022

NIELSEN HOLDINGS PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

675 Avenue of Americas New York, New York 10010	5th Floor Endeavour House 189 Shaftesbury Avenue London, WC2H 8JR United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, Nielsen Holdings plc (the “Company”) appointed Mr. Henry Iglesias, 49, Principal Accounting Officer, effective March 16, 2022. Mr. Iglesias will become Nielsen’s Corporate Controller, effective January 31, 2022. Effective March 16, 2022, Linda Zukauckas, the Company’s Chief Financial Officer and Interim Principal Accounting Officer, will relinquish the duties of the latter, while continuing as Chief Financial Officer.

In connection with Mr. Iglesias’ hiring, the Compensation and Talent Committee of the Board of Directors of the Company approved an annual base salary of $400,000, a target annual cash incentive bonus of $200,000 and the grant of an equity award of restricted stock units with a grant date fair market value of $275,000.

Mr. Iglesias was the Vice President, Financial Planning & Analysis and Global Sales Finance at Tiffany & Co., the global luxury jeweler, from October 2018 through April 2021 and prior to that time, Vice President, Financial Planning & Analysis at Tiffany & Co. from June 2013 to October 2018. Mr. Iglesias held various leadership roles at Tiffany & Co., including Vice President, Interim Treasurer and Vice President, Controller and Principal Accounting Officer. He previously worked for PricewaterhouseCoopers.

There are no arrangements or understandings between Mr. Iglesias and any other persons pursuant to which he was selected as Principal Accounting Officer. There are also no family relationships between Mr. Iglesias and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2022

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary